EXHIBIT 99.1

[puraDYN(R)
FILTER TECHNOLOGIES INCORPORATED                                        CONTACT:
LOGO]
                                                         Kathryn Morris, PURADYN
                                              Director, Corporate Communications
                                                         (T) 561 547 9499, x 226
                                                  investor-relations@puradyn.com
                                                          http://www.puradyn.com

           PURADYN EXPLAINS CHANGE IN INSTITUTIONAL OWNERSHIP SUMMARY
                  - Chairman addresses stockholder questions -

BOYNTON BEACH, FL - NOVEMBER 21, 2005 - PURADYN FILTER TECHNOLOGIES INCORPORATED (OTCBB: PFTI) addressed recent information contained in summary reports regarding shares of PFTI common stock owned by Quantum Industrial Partners, Ltd. resulting in a number of phone calls from investors unnecessarily concerned that the Company's largest stockholder was no longer designated as an institutional investor.

Joseph V. Vittoria, Chairman, said, "Recent reports on financial websites may have erroneously suggested that one of our stockholders, Quantum Industrial Partners, for which Soros Fund Management LLC acts as the principal investment advisor, had sold its 4,570,000 shares of Puradyn common stock. In fact, Quantum Industrial Partners continues to hold all of these shares."

A recent change by the Securities and Exchange Commission (SEC) removed Puradyn's stock from the list of securities required to be reported in quarterly institutional investor reports on Form 13(f), effective for the quarter ended September 30, 2005. The financial websites incorrectly inferred that the absence of the Puradyn position from the third quarter 13(f) report filed by Soros Fund Management LLC was due to a sale that had occurred since the prior 13(f) report, when in fact it was due merely to the removal by the SEC of Puradyn common stock from the list of reportable securities.

Mr. Vittoria concluded, "Quantum Industrial Partners is our largest and longest-held stockholder and they continue to maintain their position in our Company. The filing change has no adverse effect on the continued growth and activity of Puradyn Filter Technologies, Inc."


ABOUT PURADYN FILTER TECHNOLOGIES INCORPORATED
PURADYN (OTCBB:PFTI) designs, manufactures and markets the PURADYN(R) Bypass Oil Filtration System, the most effective filtration product on the market today. It continuously cleans lubricating oil and maintains oil viscosity to safely and significantly extend oil change intervals and engine life. Effective for internal combustion engines, transmissions and hydraulic applications, the Company's patented and proprietary system is a cost-effective and energy-conscious solution targeting an annual $13 billion potential industry. The Company has established aftermarket programs with several of the transportation industry leaders such as Volvo Trucks NA, Mack Trucks, PACCAR; a strategic alliance with Honeywell Consumer Products Group, producers of FRAM(R) filtration products; and continues to market to major commercial fleets. PURADYN(R) equipment has been certified as a `Pollution Prevention Technology' by the California Environmental Protection Agency and was selected as the manufacturer used by the US Department of Energy in a three-year evaluation to research and analyze performance, benefits and cost analysis of bypass oil filtration technology.

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STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL DATA ARE
FORWARD-LOOKING STATEMENTS WHICH INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES OR OTHER FACTORS NOT UNDER THE COMPANY'S CONTROL, INCLUDING BUT NOT LIMITED TO THE POSSIBLE INABILITY TO RAISE CAPITAL FUNDS, LACK OF PROTECTION FROM INTELLECTUAL PROPERTY, VULNERABILITY BECAUSE OF MANUFACTURING A LIMITED NUMBER OF PRODUCTS, DEPENDENCE ON DISTRIBUTORS, ORDERS PREVIOUSLY STATED IN THIS PRESS RELEASE MAY NOT MATERIALIZE, AND THE POSSIBILITY THAT THE PRODUCTS DO NOT MEET CUSTOMERS' NEEDS, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE OR OTHER EXPECTATIONS IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.